SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Net operating loss carryforwards	$ 78,730	$ 15,403
Tax credit carryforwards	2,649	2,675
Property and equipment	7	23
Capitalized research and experimental cost	4,202	1,401
Stock compensation	391	252
Other	58	96
Subtotal	86,037	19,850
Valuation allowance	(86,037)	(19,850)
Net deferred tax assets (liabilities)